                                                                    EXHIBIT 99.2

                             STOCKHOLDER AGREEMENT
                             ---------------------


     STOCKHOLDER AGREEMENT (this "Agreement"), dated August 13, 2001, by and
                                  ---------
among Cendant Corporation, a Delaware corporation ("Parent"), Diamondhead
                                                    ------
Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of Parent (the "Purchaser"), Cheap Tickets, Inc., a Delaware
                           ---------
corporation (the "Company") and certain stockholders of the Company set forth on
                  -------
Schedule I hereto (each a "Stockholder" and, collectively the "Stockholders").
                           -----------                         ------------

     WHEREAS, each Stockholder is, as of the date hereof, the record and beneficial owner of the number of shares of common stock, par value $0.001 (the "Common Stock"), of the Company set forth opposite the name of such Stockholder
 ------------
on Schedule 1 hereto; and

     WHEREAS, Parent, the Purchaser and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger
                                                                ------
Agreement"), which provides, among other things, for the Purchaser to commence a
---------
tender offer for all of the issued and outstanding shares of the Common Stock (the "Offer") and the merger of the Purchaser with and into the Company with the
      -----
Company continuing as the surviving corporation (the "Merger") upon the terms
                                                      ------
and subject to the conditions set forth in the Merger Agreement (capitalized terms used herein without definition having the respective meanings specified in the Merger Agreement); and

     WHEREAS, as a condition to the willingness of Parent and the Purchaser to enter into the Merger Agreement and as an inducement and in consideration therefor, and in exchange for the consideration described herein , the Stockholders have agreed, severally and not jointly, to enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

     SECTION 1.  Representations and Warranties of the Stockholders.  Each
                 --------------------------------------------------
Stockholder hereby represents and warrants to Parent and the Purchaser, severally and not jointly, as follows:

          (a) Such Stockholder (i) is the record and beneficial owner of the shares of Common Stock (such shares, as they may be adjusted from time to time pursuant to Section 8, collectively with any shares of Common Stock which such Stockholder may acquire at any time in the future during the term of this Agreement, being referred to herein as the "Shares") set forth opposite such
                                            ------
Stockholder's name on Schedule 1 to this Agreement and (ii) neither holds nor has any beneficial interest in any option (including any Company Stock Option), warrant or other right or security convertible into or exercisable for shares of Common Stock.

          (b) Such Stockholder has the legal capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

          (c) This Agreement has been validly executed and delivered by such Stockholder and constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) that the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

          (d) Neither the execution and delivery of this Agreement nor the consummation by such Stockholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which such Stockholder is a party or by which such Stockholder or such Stockholder's assets are bound. The consummation by such Stockholder of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to such Stockholder (but the foregoing representation does not include any such provision of any judgment, order, decree, statute, law, rule or regulation to the extent applicable to the Purchaser or the Parent).

          (e) In the case of any Stockholder that is a corporation, limited partnership or limited liability company, such stockholder is an entity duly organized and validly existing under the laws of the state in which it is incorporated or constituted, and such Stockholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

          (f) The Shares and the certificates representing the Shares owned by such Stockholder are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances whatsoever on title, transfer, or exercise of any rights of a stockholder in respect of such Shares (collectively, "Encumbrances"),
                                                           ------------
except for any such Encumbrances arising hereunder.

     SECTION 2.  Representations and Warranties of Parent and the Purchaser.
                 ----------------------------------------------------------
Each of Parent and the Purchaser hereby, jointly and severally, represents and warrants to the Stockholders as follows:

          (a) Each of Parent and the Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of Parent and the Purchaser has all requisite corporate power and authority to execute and deliver this

Agreement and to consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

          (b) This Agreement has been duly authorized, executed and delivered by each of Parent and the Purchaser, and constitutes the legal, valid and binding obligation of each of Parent and the Purchaser, enforceable against each of them in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) that the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

          (c) The Parent and the Purchaser confirm to each Stockholder each and every representation and warranty made by the Parent to the Company in Article IV of the Merger Agreement, in each instance as though such representation and/or warranty were set forth in this Agreement as set forth in the Merger Agreement and were directed to such Stockholder rather than to the Company.

     [SECTION 3.  Intentionally Omitted]
                  ---------------------

     SECTION 4.  Tender of the Shares.  Each Stockholder hereby agrees,
                 --------------------
severally and not jointly, that (a) he, she or it shall tender his, her or its Shares into the Offer as promptly as practicable, and in any event no later than the fifth business day, following the commencement of the Offer pursuant to
Section 1.1 of the Merger Agreement, and (b) he, she or it shall not withdraw any Shares so tendered unless (i) the Offer is terminated or has expired without Purchaser purchasing all shares of Common Stock validly tendered in the Offer or
(ii) this Agreement has terminated as provided in Section 11.

     SECTION 5.  Transfer of the Shares.  Prior to the termination of this
                 ----------------------
Agreement, except as otherwise provided or permitted herein, each Stockholder, severally and not jointly, agrees not to: (a) transfer, assign, sell, gift-over, pledge or otherwise dispose of, or consent to any of the foregoing ("Transfer"),
                                                                     --------
any or all of the Shares or any right or interest therein; (b) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer; (c) grant any proxy, power-of-attorney or other authorization or consent with respect to any of the Shares; (d) deposit any of the Shares into a voting trust, or enter into a voting agreement or arrangement with respect to any of the Shares or (e) take any other action that would in any way restrict, limit or interfere with the performance of such Stockholder's obligations hereunder or the transactions contemplated hereby.

     SECTION 6.  Grant of Proxy; Appointment of Proxy.
                 ------------------------------------

          (a) Each Stockholder hereby grants to, and appoints, Parent and any designee thereof, such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote the Shares, or to grant a consent or approval in respect of the Shares, in connection with any meeting of the stockholders of the Company or any action by written consent in lieu of a meeting of stockholders of the Company (i) in favor of the Merger or any other transaction pursuant to which Parent proposes to acquire the Company, whether by tender offer, merger, or otherwise, in which stockholders of the Company would receive consideration per share of Common Stock equal to or greater than the consideration to be received by such stockholders in the Offer and the Merger, and/or (ii) against any action or agreement which would impede, interfere with or prevent the Merger, including, but not limited to, any other extraordinary corporate transaction, including, a merger, acquisition, sale, consolidation, reorganization or liquidation involving the Company and a third party, or any other proposal of a third party to acquire the Company.

          (b) Such Stockholder represents that any proxies heretofore given in respect of the Shares, if any, are revocable, and hereby revokes such proxies.

          (c)  Such Stockholder hereby affirms that the proxy set forth in this
Section 6 is given in connection with the execution of the Merger Agreement, and that such proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder hereby further affirms that the proxy is coupled with an interest and, except as set forth in this Section or in Section 11, is intended to be irrevocable in accordance with the provisions of Section 212 of the Delaware General Corporations Law ("DGCL") for
                                                                     ----
the period in which this Agreement is in effect, it being understood that if this Agreement is terminated as provided in Section 11, then (and only then) the proxy hereby granted shall be likewise ineffective and revoked thereafter. If for any reason the proxy granted herein is not irrevocable, then such Stockholder agrees during the term of this Agreement to vote his or its Shares in accordance with Section 6(a) above as instructed by Parent in writing. The parties agree that the foregoing is a voting agreement created under Section 218 of the DGCL.

     SECTION 7.  Option.
                 ------

     (a)  Grant of Option.  Subject to the terms and conditions set forth
          ---------------
herein, each Stockholder hereby grants to Parent an irrevocable and continuing option (as to each such Stockholder, the "Option") to purchase for cash all ,
                                          ------
but not less than all, of the Common Stock (including, without limitation, the Shares) beneficially owned or controlled by such Stockholder as of the date hereof, or beneficially owned or controlled by such Stockholder (with power to dispose of the same) at any time hereafter (including, without limitation, shares acquired by way of exercise of options, warrants or other rights to purchase Common Stock or by way of dividend, distribution, exchange, merger, consolidation, recapitalization, reorganization, stock split or otherwise) by such Stockholder (as adjusted as set forth herein) (as to each such Stockholder, such Stockholder's "Option Shares") at a purchase price of
                    -------------

$16.50 per Option Share, or any higher price that may be paid in the Offer or the Merger (the "Purchase Price").
                 --------------

          (b)  Parent's Exercise of Option.
               ---------------------------

               (i) Parent may exercise the Options of all Stockholders, by notice given to any Stockholder at any time following (x) the failure of such Stockholder to tender his, her or its Shares into the Offer no later than the fifth business day, following the commencement of the Offer or (y) any withdrawal of such Shares prior to the termination of this Agreement in accordance with Section 11 hereof, but may not under any circumstances exercise this option unless the events described in the preceding clause
     (x) or (y) shall have occurred and be continuing. Additionally, if Parent exercises the Option of any Stockholder it shall exercise the Options of all Stockholders.

               (ii) In the event Parent wishes to exercise the Options Parent shall send to the Stockholders a written notice (a "Notice," the date of
                                                         ------
     which is hereinafter referred to as the "Notice Date") specifying the a
                                              -----------
     place and date at least three business days but not more than thirty days following the Notice Date for the closing (the "Closing") of such purchase
                                                     -------
     (the "Closing Date"); provided, however, that Parent may at any time before
           ------------
     the Closing withdraw the Notice and decline to exercise the Option without prejudice to its right to exercise the Option at any time thereafter during the term of the Agreement; and provided further, that in the event that the any filings, permits, authorizations, consents or approvals may be required under the HSR Act and any comparable provisions under any antitrust or competition laws or regulations of any foreign jurisdictions, Parent may extend the Closing Date for such additional time as may be reasonably necessary to prepare and file such filings, permits, authorizations, consents or approvals as may be required by such laws and regulations, and for such additional time as may be required for the expiration of any waiting periods (as such period may be from time to time extended by any Governmental Entity) or to obtain any such authorizations, consents or approvals. Parent shall not be under any obligation to exercise the Option as to any Stockholder, and may allow the Options to terminate without purchasing any Common Stock hereunder from any Stockholder.

          (c)  Payment and Delivery of Certificates.
               ------------------------------------

               (i) On each Closing Date, Parent shall pay to any Stockholder to whom a Notice has been delivered and not withdrawn pursuant to clause (ii) of subsection (b)(ii) of this Section 7, in immediately available funds by wire transfer to a bank account designated by such Stockholder, an amount equal to the Purchase Price multiplied by the number of Option Shares to be purchased from such Stockholder on such Closing Date.

               (ii) At each Closing, simultaneously with the delivery of the Purchase Price for the Option Shares to be purchased at such Closing, such Stockholder shall deliver to Parent a certificate or certificates representing the Option Shares to be purchased at such Closing, which Option Shares shall be free and clear of all Encumbrances, other than Encumbrances pursuant to this Agreement. If at any time during the term of this Agreement the Company has issued rights pursuant to a rights agreement, then each Option Share shall also be deemed to include and represent such rights as are provided under such rights agreement then in effect.

          (d)  Subsequent Obligations.
               ----------------------

          In the event that the Parent exercises Options and purchases shares from Stockholders, as provided above, Parent agrees to take any and all commercially reasonable actions to offer to purchase, and to purchase, or otherwise to acquire (by merger, tender offer or otherwise), as promptly as shall be reasonably practicable under the circumstances all of the outstanding equity securities of the Company at a price per share no less than that paid to the Stockholders pursuant to the foregoing (subject to adjustment to reflect intervening splits, distributions, dividends, stock dividends, recapitalizations or other corporate actions or events); provided, however, that Parent shall not
                                       --------  --------
be required to (x) acquire, or expend any money with respect to, any Company Stock Options or any outstanding warrants on terms that are less favorable to Parent than those set forth in the Merger Agreement and the other transactions contemplated in connection with the Offer and the Merger and (y) make any offer on terms and conditions (including the conditions set forth in Annex I of the Merger Agreement) that are less favorable to Parent than the terms and conditions set forth in the Merger Agreement and in the other transactions contemplated in connection with the Offer and the Merger; and provided, further,
                                                              --------  -------
however, that the obligation of Parent so to acquire equity securities of the
-------
Company shall be subject to (i) compliance with applicable law, including filings, waiting periods, consents, etc., to the extent required by law, (ii) the rights, if any, of stockholders of the Company not to have their securities so acquired, and (iii) compliance with any applicable court or governmental orders or decrees, it being understood that the obligation of the Parent (A) includes the obligation to take any and all commercially reasonable actions to satisfy any such conditions and to complete the acquisition provided for above but (B) does not include the obligation to maintain in existence any public offer for such other outstanding equity securities for a period of longer than 20 business days; and provided, further, however, that, except in the event that
                      --------  -------  -------
the Merger Agreement has been terminated prior to the purchase by Parent of Shares pursuant to this Section 7, compliance by Parent with all of its material obligations under the Merger Agreement shall be deemed to satisfy the obligations set forth in this Section 7(d). Notwithstanding the foregoing, Parent shall have no obligation to initiate or defend against (or otherwise be obligated to participate in) any suit, claim or other action arising out of relating to the Company, its shareholders, the Merger Agreement or any attempt of Parent to acquire the Company or any shares of its Common Stock, potential acquirers of the Company or shares of its Common Stock, or otherwise.

     SECTION 8.  Certain Events.  In the event of any change in the Common Stock
                 --------------
or Option by reason of a stock dividend, stock split, split-up, recapitalization, reorganization, business combination, consolidation, exchange of shares, or any similar transaction or other change in the capital structure of the Company affecting the Common Stock or the acquisition of additional shares of Common Stock or other securities or rights of the Company by any Stockholder (whether through the exercise of any options, warrants or other rights to purchase shares of Common Stock or otherwise): (a) the number of Shares owned by such Stockholder shall be adjusted appropriately, (b) the type and number of shares or securities subject to the Option, and the Purchase Price therefor, shall be adjusted appropriately, and (c) this Agreement and the obligations hereunder shall attach to any and all shares of Common Stock or other securities or rights of the Company held by a Stockholder in lieu of, or through or by reason of exchange for or conversion of, or issued in respect of, the securities held by that Stockholder as described in Schedule I hereto.

     SECTION 9.  Acquisition Proposals; Non-Solicitation; Subsequent Agreements
                 --------------------------------------------------------------
Relating to the Shares.
----------------------

          (a)  Acquisition Proposals.  Each Stockholder will notify Parent,  the
               ---------------------
Purchaser and the Company immediately (or will determine that Parent, the Purchaser and the Company have been notified) if any proposals are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with such Stockholder in connection with any Acquisition Proposal or Acquisition Proposal Interest indicating, in connection with such notice, the name of the person indicating such Acquisition Proposal Interest and the material terms and conditions of any proposals or offers. Each Stockholder agrees, severally and not jointly, that he, she or it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal Interest. Such Stockholder will keep Parent, the Purchaser and the Company fully informed, on a current basis, of the status and terms of any Acquisition Proposal Interest.

          (b)  Non-Solicitation.  Each Stockholder agrees, severally and not
               ----------------
jointly, that he, she or it shall immediately cease and cause to be terminated all existing discussions, negotiations and communications with any Persons with respect to any Acquisition Proposal. Such Stockholder shall not and shall not authorize or permit its representatives to directly or indirectly to (i) initiate, solicit or knowingly encourage, or knowingly take any action to facilitate the making of, any offer or proposal which constitutes or is reasonably likely to lead to any Acquisition Proposal, (ii) enter into any agreement with respect to any Acquisition Proposal, or (iii) in the event of an unsolicited Acquisition Proposal for the Company, engage in negotiations or discussions with, or provide any information or data to, any Person (other than Parent or any of its affiliates or representatives) relating to any Acquisition Proposal. It is understood that this Section 9 limits the rights of each Stockholder only to the extent that such Stockholder is acting in such Stockholder's capacity as a Stockholder. Nothing herein shall be construed as preventing a Stockholder who is an officer or director of the Company from fulfilling the obligations of such office (including, subject to the limitations contained in Sections 5.3(a) and (b) of the Merger Agreement, the performance of obligations required by the fiduciary obligations of such Stockholder acting solely in his or her capacity as an officer or director).

          (c) Each Stockholder agrees with respect to his, her or its Shares that for a period of twelve months following the date hereof, in the event that this Agreement is terminated in accordance with Section 11 hereof, he, she or it shall not agree to (i) tender such Shares into any tender offer, (ii) vote such Shares in favor of any Takeover Proposal, or (iii) grant any option in connection with any Takeover Proposal, in any such case pursuant to any agreement ("Subsequent Agreement") that does not provide as a term thereof that
            --------------------
such Subsequent Agreement shall terminate in the event of the termination of any agreement between the Company and any other party relating to a Takeover Proposal.

     SECTION 10.  Further Assurances.  Each Stockholder shall, upon request of
                  ------------------
Parent or the Purchaser, execute and deliver any additional documents and take such further actions as may reasonably be deemed by Parent or the Purchaser to be necessary or desirable to carry out the provisions hereof and to vest in Parent the power to vote the Shares as contemplated by Section 6.

     SECTION 11.  Termination.  This Agreement, and all rights and obligations
                  -----------
of the parties hereunder, shall terminate immediately upon the earlier of (a) the termination of the Merger Agreement in accordance with its terms (including, but not limited to, Section 8.1(d) thereof) unless any Stockholder is in breach of any material term hereof or (b) the Effective Time; provided, however, that
                                                       --------  -------
in the event that, prior to the termination of this Agreement pursuant to the terms hereof, Parent has delivered a Notice to any Stockholder pursuant to
Section 7(b)(ii), this Agreement shall not terminate until ten business days following the Closing Date specified in such Notice, as such Closing Date may be extended pursuant to Section 7(b)(ii); provided, further, however, that Sections
                                       --------  -------  -------
9(c) and 12 and, to the extent that Parent shall have purchased Shares pursuant to Section 7 hereof, Section 7(d) shall survive any termination of this Agreement. Upon termination all provisions hereof other than in Sections 9(c) and 12 and, to the extent that Parent shall have purchased Shares pursuant to
Section 7 hereof, 7(d) shall be null and void in their entirety and of no effect whatsoever thereafter.

     SECTION 12.  Expenses.  All fees, costs and expenses incurred in connection
                  --------
with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

     SECTION 13.  Public Announcements.  Each of the Stockholders agrees,
                  --------------------
severally and not jointly, that he, she or it will not issue any press release or otherwise make any public statement with respect to this Agreement or the transactions contemplated hereby without the prior consent of the Purchaser;

provided, however, that such disclosure may be made without obtaining such prior
--------  -------
consent if (i) the disclosure is required by law or is required by any regulatory authority, including but not limited to any national securities exchange, trading market or inter-dealer quotation system on which the Shares trade and (ii) the party making such disclosure has first used its best efforts to consult with the other parties about the form and substance of such disclosure.

     SECTION 14.  Miscellaneous.
                  -------------

          (a)  Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by a nationally recognized overnight courier service, such as Federal Express (providing proof of delivery), (such delivery to be effective at the time at which such notice is first sent and without regard to when it is received) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          If to any of the Stockholders, at the address set forth opposite the name of such Stockholder on Schedule 1 hereto:

                    with a copy to:

                    [DIAMONDHEAD], INC.
                    [Address]
                    [Address]
                    Telephone:
                    Facsimile:
                    Attention:

                    and a copy to:

                    Morrison & Foerster, LLP
                    555 West Fifth Street
                    Los Angeles, California  90013-1024
                    Telephone:  (213) 892-5200
                    Facsimile:  (213) 892-5454
                    Attention:  Henry Fields, Esq.

                    and to

                    Munger, Tolles & Olson, LLP
                    355 South Grand Avenue
                    Los Angeles, California 90071-1560
                    Telephone:  (213) 683-9100
                    Facsimile:  (213) 687-3702
                    Attention:  Simon M. Lorne, Esq.

                    and

               If to Parent or the Purchaser, to:

                    [PLATINUM] CORPORATION
                    [Address]
                    [Address]
                    Telephone:
                    Facsimile:
                    Attention:

                    with a copy to:

                    Skadden, Arps, Slate, Meagher & Flom LLP
                    525 University Avenue
                    Palo Alto, California
                    Telephone:  (650) 470-4500
                    Facsimile:  (650) 470-4570
                    Attention:  Kenton J. King, Esq.

          (b)  Headings.  The headings contained in this Agreement are for
               --------
reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          (c)  Counterparts.  This Agreement may be executed manually or by
               ------------
facsimile by the parties hereto, or xerographically or electronically by their respective attorneys, in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the parties and delivered to the other parties.

          (d)  Entire Agreement.  This Agreement (together with the Merger
               ----------------
Agreement and any other documents and instruments referred to herein and therein) constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and thereof.

          (e)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

          (f)  Assignment.  Neither this Agreement nor any of the rights,
               ----------
interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties except that Parent and the Purchaser may assign, in their sole discretion and without the consent of any other party, any or all of their rights, interests and obligations hereunder to each other or to one or more direct or indirect wholly-owned subsidiaries of Parent (each, an "Assignee"). Any such Assignee may thereafter assign, in its sole discretion
 --------
and without the consent of any other party, any or all of its rights, interests and obligations hereunder to one or more additional

Assignees. No such assignment or assignments shall relieve the Purchaser or the Parent of its obligations hereunder (including obligations under and responsibility for representations and warranties) which shall continue in full force and effect as obligations of the Purchaser and the Parent, respectively, notwithstanding such assignment or assignments. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns, and the provisions of this Agreement are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          (g)  Severability of Provisions.  If any term or provision of this
               --------------------------
Agreement is invalid, illegal or incapable of being enforced by rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic substance of the transactions contemplated by this Agreement is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions are fulfilled to the extent possible.

          (h)  Specific Performance.  The parties hereto acknowledge that money
               --------------------
damages would be an inadequate remedy for any breach of this Agreement by any party hereto, and that the obligations of the parties hereto shall be enforceable by any party hereto through injunctive or other equitable relief.

          (i)  Amendment.  No amendment, modification or waiver in respect of
               ---------
this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

          (j)  Binding Nature.  This Agreement is binding upon and is solely for
               --------------
the benefit of the parties hereto and their respective successors, legal representatives and assigns.

          (k)  Counterparts.  This Agreement may be executed manually or by
               ------------
facsimile by the parties hereto, or xerographically or electronically by their respective attorneys, in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the parties hereto and delivered to the other parties hereto.

          (l)  Board Approval.  Effectiveness of this Agreement is contingent
               --------------
upon the prior approval of the Company Board of Directors under Section 203 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, Parent, the Purchaser and the Stockholders have caused this Agreement to be duly executed and delivered as of the date first written above.

                        CENDANT CORPORATION


                        By: /s/ Samuel L. Katz
                           -----------------------------------------------------
                         Name:  Samuel L. Katz
                                ------------------------------------------------
                         Title: Senior Executive Vice President
                                ------------------------------------------------
                                Strategic and Business Development
                                ------------------------------------------------



                        DIAMONDHEAD ACQUISITION CORPORATION


                        By: /s/ Eric Bock
                           -----------------------------------------------------
                         Name: Eric Bock
                               -------------------------------------------------
                         Title: Vice President and Secretary
                                ------------------------------------------------


                        CHEAP TICKETS, INC.


                        By:    /s/ Sam E. Galeotos
                               -------------------------------------------------
                         Name:  Sam E. Galeotos
                               -------------------------------------------------
                         Title:  President and Chief Executive Officer
                               -------------------------------------------------



                        MICHAEL J. HARTLEY REVOCABLE TRUST
                        DATED DECEMBER 21, 1988, AS AMENDED


                        By:   /s/ Michael J. Hartley
                              --------------------------------------------------
                                Michael J. Hartley, Trustee



                        SANDRA TATSUE HARTLEY REVOCABLE TRUST
                        DATED DECEMBER 21, 1988, AS AMENDED


                        By:   /s/ Sandra T. Hartley
                              --------------------------------------------------
                                Sandra T. Hartley, Trustee





                        HARTLEY INVESTMENTS LIMITED PARTNERSHIP


                        By:   /s/ Michael J. Hartley
                              --------------------------------------------------
                                 Michael J. Hartley, General Partner


                               /s/ Michael J. Hartley
                        --------------------------------------------------------
                        Michael J. Hartley


                               /s/ Sandra Hartley
                        --------------------------------------------------------
                        Sandra Hartley

                                   SCHEDULE I
                                   ----------



           Name and Address                Shares














TOTAL